                               GLOBAL SIGNAL INC.
                         OMNIBUS STOCK INCENTIVE PLAN(1)

SECTION 1. PURPOSE OF PLAN.

                  The name of this plan (formerly the Pinnacle Holdings Inc.
Stock Option Plan and prior to that the Pinnacle Holdings Inc. Employee Stock
Option Plan) is the Global Signal Inc. Omnibus Stock Incentive Plan (the
"Plan"). The Plan was adopted by the Board (as hereinafter defined) on October
31, 2002, amended and restated on August 20, 2003, and further amended and restated on February 11, 2004 (the "2004 Amendments"). The purpose of the Plan is to provide additional incentive to selected management employees, directors and Consultants of the Company or its parents or subsidiaries whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company or its parents or subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant (a) Options, (b) Stock Appreciation Rights, (c) awards of Restricted
Shares, Deferred Shares, Performance Shares or unrestricted Shares, or (d) any combination of the foregoing.

SECTION 2. DEFINITIONS.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section
3 hereof.

                  (b) "Affiliate" means an affiliate of the Company (or other referenced entity, as the case may be) as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act; provided, that, for the sake of clarity, with respect to the Company, the term Affiliate shall not be understood to apply to any of the limited partners of Greenhill Capital Partners, L.P. solely as a result of their status as such.

                  (c) "Beneficial Owner" (or any variant thereof) has the
meaning defined in Rule 13d-3 under the Exchange Act.

                  (d) "Board" means the Board of Directors of the Company.

                  (e) "Cause" means (i) the continued failure by the Participant substantially to perform his or her duties and obligations to the Company or any of its parents or subsidiaries, including without limitation repeated refusal to follow the reasonable directions of his or her employer, knowing violation of law in the course of

--------
(1) All shares number reflect post-split shares.

performance of the duties of Participant's employment with the Company or any of its parents or subsidiaries, engagement in misconduct which is materially injurious to the Company or any of its parents or subsidiaries, repeated absences from work without a reasonable excuse, or intoxication with alcohol or illegal drugs while on the Company's or any its parents or subsidiaries'
premises during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) fraud or material dishonesty against the Company or any of its parents or subsidiaries;
or (iii) a conviction or plea of guilty or nolo contendere for the commission of a felony or a crime involving material dishonesty. Determination of Cause shall be made by the Administrator in its sole discretion.

                  (f) "Change in Capitalization" means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a (i) merger, consolidation, reclassification, recapitalization, or other reorganization, (ii) stock dividend, stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend or other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

                  (g) "Change in Control" means the first to occur of (i) any
Person becoming the Beneficial Owner, directly or indirectly, of more than 50%
of the total voting power of the then outstanding voting stock (stock then entitled to vote generally in the election of directors) of the Company or any entity controlling the Company, including, without limitation, pursuant to a merger, consolidation or other reorganization or (ii) a sale (a "Qualifying
Asset Sale") of all or substantially all of the assets of the Company to another entity where stockholders of the Company immediately prior to the effectiveness of such asset sale do not own, immediately following the effectiveness of such asset sale, 50% or more of the total voting power of the voting stock of the purchasing entity in substantially the same proportions as their ownership of the Company prior to such asset sale (it being understood that no transaction determined by the Administrator, in its good faith, to be a securitization or financing transaction shall be deemed a sale of all or substantially all of the assets of the Company).

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (i) "Committee" means any committee or subcommittee the Board may appoint to administer the Plan. To the extent necessary and desirable, the
Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and the applicable stock exchanges. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company's Certificate of Incorporation or Bylaws, as amended from time to time, any action of the Committee with respect to

the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the
Committee's members.

                  (j) "Common Stock" means the common stock, par value $.01 per share, of the Company.

                  (k) "Company" means Global Signal Inc., a Delaware corporation
(or any successor corporation).

                  (l) "Consultant" means a consultant or advisor, whether or not a natural person, engaged to render bona fide services to the Company, or any of its parents or subsidiaries.

                  (m) "Deferred Shares" means the right to receive Shares at the end of a specified deferral period granted pursuant to Section 9 below.

                  (n) "Disability" means (i) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company, (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code, or (iii) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

                  (o) "Eligible Recipient" means a key employee, director or
Consultant of the Company or any its parents or subsidiaries who has been selected as an eligible participant by the Administrator.

                  (p) "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended from time to time.

                  (q) "Exercise Price" means the per share price at which a
holder of an award granted hereunder may purchase the Shares issuable upon exercise of such award.

                  (r) "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided, however, that (i) if the Common Stock is admitted to trading on a national securities exchange, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on the last day preceding such date on which a sale was reported, (ii) if the Common Stock is admitted to quotation on the National
Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System
("NMS") security, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on the last date preceding such date on which a sale was reported, or (iii) if the Common
Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a share of Common Stock on any date shall be the

average of the highest bid and lowest asked prices of such share on such system on the last date preceding such date on which both bid and ask prices were reported.

                  (s) "Incentive Stock Option" shall mean an Option that is an
"incentive stock option" within the meaning of section 422 of the Code, or any successor provision, and that is designated in the applicable Option agreement as an Incentive Stock Option.

                  (t) "Non-Officer Director" means a director of the Company who is not (i) an officer or employee of the Company or of any of its parents or subsidiaries or (ii) the Beneficial Owner, whether directly or indirectly, of ten percent (10%) or more of the Common Stock.

                  (u) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock
Option.

                  (v) "Option" means an option to purchase shares of Common
Stock granted pursuant to Section 7 hereof.

                  (w) "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 3 below, to receive grants of Options, Stock Appreciation Rights, awards of Restricted
Shares, Deferred Shares, or Performance Shares or any combination of the foregoing, and upon his or her death, his or her successors, heirs, executors and administrators, as the case may be and (ii) any Non-Officer Director who is eligible to receive Shares pursuant to Section 10 below.

                  (x) "Performance Shares" means Shares that are subject to
restrictions based upon the attainment of specified performance objectives granted pursuant to Section 9 below.

                  (y) "Person" shall have the meaning given in Section 3(a)(9)
of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) Fortress Investment Group LLC or any of its Affiliates, (iii)
Greenhill Capital Partners, L.P. or any of its Affiliates, (iv) any member of any group (as defined in Rule 13d-3 under the Exchange Act) of which any of the entities indicated in the foregoing clauses (i)-(iii) is a member, other than any of such entities indicated in the foregoing clauses (i)-(iii), for so long as such member of such group does not own, directly or indirectly, more than 50%
of the economic interest in the Shares Beneficially Owned by such group, (v) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (vi) an underwriter temporarily holding securities pursuant to an offering of such securities, or (vii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (z) "Restricted Shares" means Shares subject to certain
restrictions granted pursuant to Section 9 below.

                  (aa) "Retirement" means a termination of a Participant's
employment, other than for Cause, on or after attainment of age 65.

                  (bb) "Shares" means shares of Common Stock reserved for
issuance under the Plan, as adjusted pursuant to the Plan, and any successor
(pursuant to a merger, consolidation or other reorganization) security.

                  (cc) "Stock Appreciation Right" means the right pursuant to an award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Stock
Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

SECTION 3. ADMINISTRATION.

                  (a) The Plan shall be administered in accordance with the
requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section
162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange
Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the
Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

                  (b) Pursuant to the terms of the Plan, the Administrator,
subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

                  (1) to select those Eligible Recipients who shall be
Participants;

                    (2) to determine whether and to what extent Stock Options,
Stock Appreciation Rights, awards of Restricted Shares, Deferred Shares or
Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

                    (3) to determine whether Options are intended to be
Incentive Stock Options or Nonqualified Stock Options, provided, however, that
Incentive Stock Options can only be granted to employees of the Company or any of its parents or subsidiaries (within the meaning of Section 424(e) and (f) of the Code);

                    (4) to determine the number of Shares to be covered by each award granted hereunder;

                    (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each award granted hereunder (including, but not limited to, (x)

the restrictions applicable to awards of Restricted Shares or Deferred Shares and the conditions under which restrictions applicable to such awards of
Restricted Shares or Deferred Shares shall lapse, and (y) the performance goals and periods applicable to awards of Performance Shares);

                    (6) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Stock Options, Stock Appreciation Rights, awards of Restricted
Shares, Deferred Shares or Performance Shares or any combination of the foregoing granted hereunder;

                    (7) to determine the Fair Market Value;

                    (8) to determine the duration and purpose of leaves of
absence which may be granted to a Participant without constituting termination of their employment for purposes Nonqualified Stock Options granted under the
Plan;

                    (9) to reduce the Exercise Price of any award granted
hereunder to the then current Fair Market Value if the Fair Market Value of the
Shares covered by such award has declined since the date such award was granted;

                    (10) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

                    (11) to interpret the terms and provisions of the Plan and any award issued under the Plan (and any award agreement relating thereto), and to otherwise supervise the administration of the Plan.

                  (c) Notwithstanding paragraph (b) of this Section 3, the
automatic, nondiscretionary grants of Shares shall be made to Non-Officer
Directors pursuant to and in accordance with the terms of Section 10 below.

                  (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the
Committee, nor any officer or employee of the Company or any of its parents or subsidiaries acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the
Committee and each and any officer or employee of the Company and of any of its parents or subsidiaries acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

SECTION 4. SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

                  (a) Subject to Section 5 hereof, the total number of shares of
Common Stock reserved and available for issuance under the Plan shall be equal to 6,715,000 shares, provided however, that commencing on the first day of the
Company's fiscal year beginning in calendar year 2005, the number of shares reserved and available for issuance shall be increased by an amount equal to the lesser of (i) 1,000,000 shares or (ii) two percent (2%) of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares. From and after the date that Section 162(m)
of the Code becomes applicable to the Company, the aggregate number of Shares with respect to which Options may be granted to any individual Participant during the Company's fiscal year shall not exceed 2,000,000 Shares. If an Option previously granted to any individual Participant is canceled in the same fiscal year of the Company in which it was granted, the canceled option will be counted against the limitation described in the immediately preceding sentence of this
Section 4(a).

                  (b) To the extent that (i) an Option expires or is otherwise terminated without being exercised, or (ii) any Shares subject to any award of
Restricted Shares, Deferred Shares or Performance Shares granted hereunder are forfeited, such Shares shall again be available for issuance in connection with future awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an award granted hereunder, such Shares as are returned to the
Company in satisfaction of such indebtedness shall again be available for issuance in connection with future awards granted under the Plan.

SECTION 5. EQUITABLE ADJUSTMENTS.

                  In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of Shares that may be granted to any Participant in any calendar year, (ii) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares subject to outstanding awards of Restricted Shares,
Deferred Shares and Performance Shares granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion, provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding award granted hereunder in exchange for payment in cash or other property of the aggregate Fair Market Value of the Shares covered by such award, reduced by the aggregate Exercise Price or purchase price thereof, if any. The
Administrator's determinations pursuant to this Section 5 shall be final, binding and conclusive.

SECTION 6. ELIGIBILITY.

                  Except as set forth in Section 10 below, the Participants
under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients; provided however that Incentive
Stock Options may only be granted to employees of the Company or any of its parents or subsidiaries (within the meaning of Section 424 (e) and (f) of the
Code). Notwithstanding the foregoing, Non-Officer Directors shall be eligible for awards other than those set forth in Section 10, as determined by the
Administrator from time to time.

SECTION 7. OPTIONS.

                  (a) General. Each Participant who is granted an Option shall enter into an Option agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its discretion, which Option agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. Each Option shall be clearly identified in the applicable
Option agreement as either an Incentive Stock Option or a Nonqualified Stock
Option. The provisions of each Option need not be the same with respect to each
Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(l) of this
Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

                  (b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value on such date, (ii) in the case of
Nonqualified Stock Options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, be less than
100% of the Fair Market Value on such date and (iii) in any event, be less than the par value (if any) of a Share. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code)
more than 10% of the combined voting power of all classes of stock of the
Company or of any parents or subsidiaries (within the meaning of Section 424(e)
and (f) of the Code) and an Incentive Stock Option is granted to such
Participant, the option price of such Incentive Stock Option (to the extent required at the time of grant by the Code) shall be no less than 110% of the
Fair Market Value on the date such Incentive Stock Option is granted.

                  (c) Option Term. The maximum term of each Option shall be
fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. Each Option's term is subject to earlier expiration pursuant to Section 7(i) upon a termination of employment, pursuant to Section 7(k) following any Change-in-Control-related acceleration of vesting and exercisability and pursuant to Section 7(l) following any dissolution-or-liquidation-related acceleration of exercisability

                  (d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the
Administrator in the applicable Option agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the
Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

                  (e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which, (x) in the case of unrestricted Shares acquired upon exercise of an Option, have been owned by the
Participant for more than six months on the date of surrender, and (y) have a
Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

                  (f) Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed
$100,000, the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.
No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (i) the Exercise Price of such Incentive Stock
Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock
Option is not exercisable after the expiration of five years from the date such
Incentive Stock Option is granted.

                  (g) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 13 hereof and, if requested, has given the representation described in paragraph
(b) of Section 14 hereof.

                  (h) Transfers of Options. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option, no
Option granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the
Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant's guardian or legal representative.
The Administrator may, in its sole discretion, subject to applicable law, permit the gratuitous transfer during a Participant's lifetime of a Nonqualified Stock
Option, (i) by gift to a member of the Participant's immediate family, (ii) by transfer by instrument to a trust for the benefit of such immediate family members, or (iii) to a partnership or limited liability company in which such family members are the only partners or members; provided, however, that, in addition to such other terms and conditions as the Administrator may determine in connection with any such transfer, no transferee may further assign, sell, hypothecate or otherwise transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. Each permitted transferee shall agree to be bound by the provisions of this Plan and the applicable Option agreement.

                  (i) Termination of Employment or Service.

                    (1) Unless the applicable Option agreement provides
otherwise, in the event that the employment or service of a Participant with the
Company or any of its parents or subsidiaries shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such
Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (B) Options granted to such
Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90-day period described in this Section 7(i)(1) shall be extended to one year after the date of such termination in the event of the
Participant's death during such 90-day period. Notwithstanding the foregoing, no
Option shall be exercisable after the expiration of its term.

                    (2) Unless the applicable Option agreement provides
otherwise, in the event that the employment or service of a Participant with the
Company or any its parents or subsidiaries shall terminate on account of the
Retirement, Disability, or death of the Participant, (A) Options granted to such
Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire and (B) Options granted to such
Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                    (3) In the event of the termination of a Participant's
employment or service for Cause, all outstanding Options granted to such
Participant shall expire at the commencement of business on the date of such termination.

                  (j) Other Change in Employment Status. An Option shall be
affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of an Participant, in the discretion of the Administrator. The Administrator shall follow the written policies of the
Company (if any), including such rules, guidelines and practices as may be adopted pursuant to Section 3 hereof, as they may be in effect from time to time, with regard to such matters.

                  (k) Acceleration Upon Change in Control. In the event of a
Change in Control, if each outstanding Option is not assumed or continued, or an equivalent option or right is not substituted therefor pursuant to the
Change-in-Control transaction's governing document (provided that such document need not address such continuation in the case where all Options continue following a Change in Control in accordance with their terms as in existence immediately prior to such Change in Control, as would be the case, for example, in the case of a single Person's acquisition by purchase of Shares of more than
50% of the total voting power of the Company), each Participant's outstanding
Options that are not then vested and/or exercisable shall become fully vested and exercisable "immediately prior to" the effective date of such Change in
Control and shall expire upon the effective date of such Change in Control. For purposes of this Section 7(k), "immediately prior to" shall mean sufficiently in advance of the Change-in-Control transaction that there will be time for the
Participant to exercise his or her Option and participate in the
Change-in-Control transaction in the same manner as all other holders of Common
Stock. If an Option becomes fully vested and exercisable immediately prior to a
Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option has become fully vested and exercisable, and that the Option will terminate upon the Change in Control.

                  For the purposes of this Section 7(k), an Option shall be
considered assumed or an equivalent option or right substituted if, following the Change in Control, the Option or substituted option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change-in-Control transaction by holders of Common Stock for each Share held on the effective date of the transaction
(and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares);
provided, however, that if such consideration received in the Change-in-Control transaction is not solely common stock of the acquiring entity or its Affiliate, the Administrator may determine prior to the effective date of such transaction, with the consent of the acquiring entity, to provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the acquiring entity or its Affiliate equal in fair market value to the per share consideration received by holders of shares of the
Company's common stock in the Change-in-Control transaction.

                  If a Change-in-Control transaction occurs which is a
Qualifying Asset Sale or which includes a continuation, assumption or substitution with respect to the Options, and a Participant's employment with the Company or any acquiring entity or Affiliate thereof is terminated by the employer other than for Cause on or after the effective date of the
Change-in-Control transaction and prior to the first anniversary of the effective date of the Change-in-Control transaction, the Participant's outstanding Options that are not vested and/or exercisable on the date of such termination shall become fully vested and exercisable as of such date.

(l) Acceleration Upon Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company (it being under stood that no merger or other reorganization shall qualify as a liquidation or dissolution of the Company unless the Administrator so determines, in its sole discretion) the
Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the option would not otherwise be exercisable. To the extent that it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

SECTION 8. STOCK APPRECIATION RIGHTS.

                  (a) General. Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock
Option granted under the Plan ("Related Rights"). In the case of a Nonqualified
Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related
Rights may be granted only at the time of the grant of the Incentive Stock
Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made;
the number of Shares to be awarded, the price per share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no
Related Right may be granted for more shares than are subject to the Stock
Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in paragraphs (b)-(g) of this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the
Administrator shall deem desirable.

                  (b) Awards. The prospective recipient of a Stock Appreciation
Right shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Stock
Appreciation Right Agreement") and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the
Administrator may specify) after the award date. Participants who are granted
Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

                  (c) Exercisability.

                    (1) Stock Appreciation Rights that are Free Standing Rights
("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the
Administrator at or after grant; provided, however, that no Free Standing Stock
Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a
Participant's death or Disability prior to the expiration of such six-month period.

                    (2) Stock Appreciation Rights that are Related Rights
("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this
Section 8 of the Plan; provided, however, that a Related Stock Appreciation
Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive
Stock Option exceeds the Exercise Price of such Option; provided, further, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                  (d) Payment Upon Exercise.

                    (1) Upon the exercise of a Free Standing Stock Appreciation
Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares)
equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right
(which price shall be no less than 100% of the Fair Market Value on the date of grant) multiplied by the number of Shares in respect of which the Free Standing
Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                    (2) A Related Right may be exercised by a Participant by
surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and
Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

                  (e) Non-Transferability.

                    (1) Free Standing Stock Appreciation Rights shall be
transferable only when and to the extent that an Option would be transferable under Section 7 of the Plan.

                    (2) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Option would be transferable under Section 7 of the Plan.

                  (f) Termination of Employment or Service.

                    (1) In the event of the termination of employment or service with the Company or any its parents or subsidiaries of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                    (2) In the event of the termination of employment or service with the Company or any its parents or subsidiaries of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Stock Options.

                  (g) Term.

                    (1) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation
Right shall be exercisable more than ten years after the date such right is granted.

                    (2) The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock
Appreciation Right shall be exercisable more than ten years after the date such right is granted.

SECTION 9. RESTRICTED SHARES, DEFERRED SHARES AND PERFORMANCE SHARES.

                  (a) General. Awards of Restricted Shares, Deferred Shares or
Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible
Recipients to whom, and the time or times at which, awards of Restricted Shares,
Deferred Shares or Performance Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of
Restricted Shares, Deferred Shares or Performance Shares; the Restricted Period
(as defined in paragraph (c) of this Section 9), if any, applicable to awards of
Restricted Shares or Deferred Shares; the performance objectives applicable to awards of Deferred Shares or Performance Shares; and all other conditions of the awards of Restricted Shares, Deferred Shares and Performance Shares. The
Administrator may also condition the grant of the award of Restricted Shares,
Deferred Shares or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the awards of

Restricted Shares, Deferred Shares or Performance Shares need not be the same with respect to each Participant.

                  (b) Awards and Certificates. The prospective recipient of
awards of Restricted Shares, Deferred Shares or Performance Shares shall not have any rights with respect to any such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Shares Award
Agreement," "Deferred Shares Award Agreement" or "Performance Shares Award
Agreement," as appropriate) and delivered a fully executed copy thereof to the
Company, within a period of sixty days (or such other period as the
Administrator may specify) after the award date. Except as otherwise provided below in this Section 9(c), (i) each Participant who is granted an award of
Restricted Shares or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Shares or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such award.

                  The Company may require that the stock certificates evidencing
Restricted Shares or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares or Performance Shares, the
Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such award.

                  With respect to awards of Deferred Shares, at the expiration of the Restricted Period, stock certificates in respect of such shares of
Deferred Shares shall be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the
Deferred Shares award.

                  (c) Restrictions and Conditions. The awards of Restricted
Shares, Deferred Shares and Performance Shares granted pursuant to this Section
9 shall be subject to the following restrictions and conditions:

                    (1) Subject to the provisions of the Plan and the Restricted
Shares Award Agreement, Deferred Shares Award Agreement or Performance Shares
Award Agreement, as appropriate, governing any such award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted
Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Shares, Deferred Shares or Performance Shares
awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service as a director or Consultant to the Company or any its parents or subsidiaries, the
Participant's death or Disability or the occurrence of a "change in control" as defined in the Restricted Shares Award Agreement, Deferred Shares Award
Agreement or Performance Shares Award Agreement, as appropriate, evidencing such award.

                    (2) Except as provided in paragraph (c )(l) of this Section
9, the Participant shall generally have the rights of a stockholder of the
Company with respect to Restricted Shares or Performance Shares during the
Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to Shares subject to awards of Deferred Shares during the Restricted Period; provided, however, that dividends declared during the
Restricted Period with respect to the number of Shares covered by Deferred
Shares shall be paid to the Participant. Certificates for Shares of unrestricted
Common Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Shares, Deferred Shares or Performance Shares except as the
Administrator, in its sole discretion, shall otherwise determine.

                  The rights of Participants granted awards of Restricted
Shares, Deferred Shares or Performance Shares upon termination of employment or service as a director or Consultant to the Company or to any its parents or subsidiaries terminates for any reason during the Restricted Period shall be set forth in the Restricted Shares Award Agreement, Deferred Shares Award Agreement
or Performance Shares Award Agreement, as appropriate, governing such awards.

SECTION 10. NON-OFFICER DIRECTOR GRANTS.

                  (a) Annual Grant. On the first business day after the annual stockholders' meeting of the Company and each annual stockholders' meeting thereafter during the term of the Plan (beginning with the annual stockholders'
meeting in 2005), each Non-Officer Director shall be granted that number of
Shares, the aggregate Fair Market Value of which shall equal $15,000 on the date of grant (the "Non-Officer Director Shares"). The Non-Officer Director Shares
shall be fully vested as of the date of grant.

                   (b) Stock Availability. In the event that the number of
Shares available for grant under the Plan is not sufficient to accommodate the awards of Non-Officer Director Shares, then the remaining Shares available for such automatic awards shall be granted to each Non-Officer Director who is to receive such an award on a pro-rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the
Plan.

SECTION 11. AMENDMENT AND TERMINATION.

                  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such
Participant's consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy the requirements of sections 162(m) or
422 of the Code, any stock exchange rules on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to

Section 5 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

SECTION 12. UNFUNDED STATUS OF PLAN.

                  The Plan is intended to constitute an "unfunded" plan for
incentive compensation. With respect to any payments not yet made to a
Participant by the Company, nothing contained herein shall give any such
Participant any rights that are greater than those of a general creditor of the
Company.

SECTION 13. WITHHOLDING TAXES.

                  Whenever cash is to be paid pursuant to an award granted
hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an award, the
Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Administrator, a
Participant may satisfy the foregoing requirement by electing to have the
Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award.

SECTION 14. GENERAL PROVISIONS.

                  (a) Shares shall not be issued pursuant to the exercise of any
Option granted hereunder unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) The Administrator may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer which the Administrator determines, in its sole discretion, arise under applicable securities laws or are otherwise applicable.

                  (c) All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the
Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange

Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (h) The adoption of the Plan shall not confer upon any
Eligible Recipient any right to continued employment or service with the Company or any its parents or subsidiaries, as the case may be, nor shall it interfere in any way with the right of the Company or any its parents or subsidiaries to terminate the employment or service of any of its Eligible Recipients at any time.

SECTION 15. EFFECTIVE DATE.

                  (a) The Plan became effective on November 1, 2002 (the
"Effective Date").

                  (b) Subject to stockholder approval of the 2004 Amendments within twelve months following the adoption of such amendments by the Board, the
2004 Amendments shall become effective on February 11, 2004.

SECTION 16. TERM OF PLAN.

                  No award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.